UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2015

Aon plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Devonshire Square, London, England	EC2M 4PL
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement with Christa Davies

On February 20, 2015, Aon Corporation (the “Company”), an indirect, wholly owned subsidiary Aon plc (the “Parent”) entered into an amendment (“Ms. Davies’s Amendment”) to the Employment Agreement dated as of October 3, 2007 and amended effective March 27, 2012 (“Ms. Davies’s Employment Agreement”) with Christa Davies, the Executive Vice President and Chief Financial Officer of the Company and the Parent.  The purpose of the Amendment is to, among other things, renew and extend Ms. Davies’s Employment Agreement.  A brief description of the terms and conditions of Ms. Davies’s Amendment are set forth below.

Term and Position.  Ms. Davies’s Amendment provides that the term of employment, which began on November 12, 2007, will expire on April 1, 2020, unless terminated earlier in accordance with the terms of Ms. Davies’s Employment Agreement.  Ms. Davies’s Employment Agreement provides that she will serve as the Executive Vice President and Chief Financial Officer of the Parent and the Company.

Salary and Bonus.  Ms. Davies’s Amendment does not change her salary or bonus.  Ms. Davies’s base salary will remain $800,000 and she continues to be eligible for a target bonus of not less than 150% of base salary, subject to the current cap of $10 million established under the Parent’s Senior Executive Incentive Compensation Plan.  The Board of Directors (the “Board”) of Parent retains the discretion to determine Ms. Davies’s actual bonus payment.

Long-Term Incentive Compensation.  Ms. Davies’s Amendment does not alter her continued eligibility to participate in the Parent’s long-term incentive compensation plans, such as its Leadership Performance Program (“LPP”), a sub-plan of the Aon plc 2011 Incentive Plan. As a reflection of her exceptional performance to date and her commitment to the extended term as set forth in Ms. Davies’s Amendment, subject to approval of the Board, she will receive an additional award with a grant date target value of $6 million under the LPP for the performance period beginning January 1, 2015 and ending December 31, 2017.  This additional award will be earned based on the same performance criteria and weightings as the regular award the Parent anticipates awarding to Ms. Davies under the LPP for the same performance period.  In addition, the performance criteria and weightings will be the same as those applicable to other LPP award recipients.

Benefits.  Ms. Davies’s Amendment does not alter the benefits available to her.  Under Ms. Davies’s Employment Agreement, she will continue to be eligible to participate in the Company’s employee benefit plans and programs on terms generally applicable to the Company’s senior executives.

Restrictive Covenants.  Ms. Davies’s Amendment does not alter the restrictive covenants applicable to her. Ms. Davies’s Employment Agreement continues to include two-year non-competition and non-solicitation provisions without regard to the reason for such termination, subject to certain limited and customary exceptions.  In addition, Ms. Davies’s Employment Agreement includes customary confidentiality and intellectual property ownership provisions.

Termination Provisions.  Ms. Davies’s Amendment amends the definition of “Cause” to align such provision to the employment agreements entered into by the Company with its other senior executive officers.  Ms. Davies’s Amendment does not otherwise alter the termination provisions in Ms. Davies’s Employment Agreement.  Under Ms. Davies’s Employment Agreement, she will continue to be entitled to certain rights and benefits in the event of the termination of her employment with the Company, the nature and scope of those rights and benefits, including severance in certain instances, being dependent on the basis of such termination.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

 Amended and Restated Employment Agreement with Kristi Savacool

On February 24, 2015, the Company entered into an Amended and Restated Employment Agreement with Kristi Savacool, the Chief Executive Officer of Aon Hewitt (“Ms. Savacool’s Amended and Restated Agreement”).  Ms. Savacool’s Amended and Restated Agreement amends and restates the Employment Agreement dated as of September 30, 2010 and amended as of May 16, 2011 (“Ms. Savacool’s Employment Agreement”).  The purpose of Ms. Savacool’s Amended and Restated Agreement is to, among other things, renew and extend Ms. Savacool’s Employment Agreement.  A brief description of the terms and conditions of Ms. Savacool’s Amended and Restated Agreement are set forth below.

Term and Position.  Ms. Savacool’s Amended and Restated Agreement commenced on February 24, 2015, and will expire on April 1, 2020, unless terminated earlier in accordance with its terms.  Ms. Savacool’s Amended and Restated Agreement provides that she will serve as the Chief Executive Officer of Aon Hewitt, Parent’s HR Solutions business.

Salary and Bonus.  Ms. Savacool’s Amended and Restated Agreement does not change her salary or bonus.  Ms. Savacool’s base salary remains $800,000 and she continues to be eligible for a target bonus of not less than 100% of her base salary, subject to a cap of the lesser of 300% of her base salary or the current cap of $10 million established under the Parent’s Senior Executive Incentive Compensation Plan.  The Board retains the discretion to determine Ms. Savacool’s actual bonus payment.

Long-Term Incentive Compensation.  Ms. Savacool’s Amended and Restated Agreement does not alter her continued eligibility to participate in the Parent’s long-term incentive compensation plans, such as the LPP. As a reflection of Ms. Savacool’s exceptional performance to date and her commitment to the extended term as set forth in Ms. Savacool’s Amended and Restated Agreement, subject to approval of the Board, she will receive an additional award with a grant date target value of $2.5 million under the LPP for the performance period beginning January 1, 2015 and ending December 31, 2017.  This additional award will be earned based on the same performance criteria and weightings as the regular award the Parent anticipates awarding to Ms. Savacool under the LPP for the same performance period.  In addition, the performance criteria and weightings will be the same as those applicable to other LPP award recipients.

Benefits.  Ms. Savacool’s Amended and Restated Agreement does not alter the benefits available to her.  Under Ms. Savacool’s Amended and Restated Agreement, she will continue to be eligible to participate in the Company’s employee benefit plans and programs on terms generally applicable to the Company’s senior executives.

Restrictive Covenants.  Ms. Savacool’s Amended and Restated Agreement does not alter the restrictive covenants applicable to her. Ms. Savacool’s Amended and Restated Agreement continues to include two-year non-competition and non-solicitation provisions without regard to the reason for such termination, subject to certain limited and customary exceptions.  In addition, Ms. Savacool’s Amended and Restated Agreement includes customary confidentiality and intellectual property ownership provisions.

Termination Provisions.  Under Ms. Savacool’s Amended and Restated Agreement, she will continue to be entitled to certain rights and benefits in the event of the termination of her employment with the Company, the nature and scope of those rights and benefits, including severance in certain instances, being dependent on the basis of such termination.  The termination provisions in Ms. Savacool’s Amended and Restated Agreement are substantially similar to the termination provisions in the Company’s prior agreement with her.

In addition, in connection with entering into Ms. Savacool’s Amended and Restated Agreement, the Parent, the Company and Ms. Savacool also entered into a Change in Control Agreement (the “Change in Control Agreement”) on the Parent’s standard form.

The foregoing summary is qualified in its entirety by reference to Ms. Savacool’s Amended and Restated Agreement and the Change in Control Agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibits:

Exhibit Number	Description of Exhibit
10.1	Amendment to Employment Agreement, dated as of February 20, 2015, by and between Aon Corporation and Christa Davies.
10.2	Amended and Restated Employment Agreement, dated as of February 24, 2015, by and between Aon Corporation and Kristi Savacool.
10.3	Change in Control Agreement, dated as of February 24, 2015, by and between Aon plc, Aon Corporation and Kristi Savacool.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

	By:	/s/ Michael T. Wolf
Michael T. Wolf
Vice President, Chief Counsel-Corporate

Date: February 26, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Amendment to Employment Agreement, dated as of February 20, 2015, by and between Aon Corporation and Christa Davies.
10.2	Amended and Restated Employment Agreement, dated as of February 24, 2015, by and between Aon Corporation and Kristi Savacool.
10.3	Change in Control Agreement, dated as of February 24, 2015, by and between Aon plc, Aon Corporation and Kristi Savacool.